UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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Tuesday Morning Corporation
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TUESDAY MORNING CORPORATION

6250 LBJ Freeway
Dallas, Texas 75240

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 18, 2004

To our Shareholders:

The Annual Meeting of Shareholders of Tuesday Morning Corporation will be held at our corporate headquarters, 6250 LBJ Freeway, Dallas, Texas, on Tuesday, May 18, 2004 at 11:00 a.m., local time. At the meeting, shareholders will be asked to vote on the following matters:

(a)           Election of seven directors;

(b)          Approval of the Tuesday Morning Corporation 2004 Long-Term Equity Incentive Plan; and

(c)           Any other matters that may properly come before the meeting or any postponement or adjournment thereof.

Only shareholders of record at the close of business on March 19, 2004 are entitled to notice of, and to vote at, the meeting or any postponement or adjournment thereof. We have enclosed a copy of our 2003 Annual Report to Shareholders and Proxy Statement.

Whether or not you plan to attend the Annual Meeting and regardless of the number of shares you own, please vote the enclosed proxy.

By Order of the Board of Directors

Loren K. Jensen Secretary
Dallas, Texas April 20, 2004

TUESDAY MORNING CORPORATION

6250 LBJ Freeway
Dallas, Texas 75240

PROXY STATEMENT
for the
ANNUAL MEETING OF SHAREHOLDERS

Tuesday, May 18, 2004
11:00 a.m. CST

This Proxy Statement is furnished to shareholders of Tuesday Morning Corporation, a Delaware corporation in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on May 18, 2004, at 11:00 a.m., local time, at our corporate headquarters, and at any and all adjournments or postponements thereof. At the Annual Meeting, our shareholders will act upon the matters outlined in the accompanying notice of meeting.

The proxy materials relating to the Annual Meeting are first being mailed to our shareholders entitled to vote at the meeting on or about April 20, 2004.

ABOUT THE MEETING

Record Date.   The record date for the Annual Meeting is March 19, 2004. Only holders of record of our common stock, $.01 par value per share at the close of business on such date are entitled to notice of, and to vote at, the Annual Meeting.

Voting Stock.   The only class of stock entitled to be voted at the meeting is our Common Stock. Holders of record of Common Stock are entitled to one vote per share on the matters to be considered at the Annual Meeting. At the close of business on the Record Date, 41,044,280 shares of Common Stock were issued and outstanding and entitled to vote at the Annual Meeting.

Quorum.   In order for any business to be conducted at the Annual Meeting, the holders of more than 50% of the shares of Common Stock entitled to vote must be represented at the meeting, either in person or by properly executed proxy. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be represented at the meeting.

Voting.    You can vote on matters to come before the meeting by either completing, dating and signing the enclosed proxy card and returning it in the enclosed postage-paid envelope or by written ballot at the meeting. If you hold your shares in “street name” through a broker, you may be able to also vote using the Internet or telephone. Please see your proxy card for specific instructions on the various methods of voting.

Changing Your Vote.    If your shares are held in your name, you may revoke your proxy at any time before it is exercised by:

•       filing with the Secretary a notice of revocation;

•       sending in another duly executed proxy bearing a later date; or

•       attending the meeting and casting your vote in person.

If your shares are held in “street name” through a broker, you must contact your broker to revoke your proxy. In either case, your last vote will be the vote that is counted.

Voting by Street Name Holders.    If you own shares in “street name” through a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker will nevertheless be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items (in which case, the shares will be treated as “broker non-votes”). You should therefore provide your broker with instructions on how to vote your shares.

Required Vote.

Election of Directors.   The seven nominees who receive the most votes will be elected to the Board of Directors. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. The withholding of authority by a shareholder, including broker non-votes, will have no effect on the outcome since only a plurality of votes actually cast is required to elect a director.

Other Proposals.    For the approval of the Tuesday Morning Corporation 2004 Long-Term Equity Incentive Plan and each other proposal that may properly come before the meeting, the affirmative vote of the holders of a majority of our common stock represented in person or by proxy and entitled to vote at the meeting will be required for approval.

Default Voting.   Where shareholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If a shareholder properly executes and returns the accompanying proxy, but does not indicate any voting instructions, such shareholder’s shares will be voted as follows:

           (i)      FOR the re-election of each nominee listed below;

          (ii)  FOR the approval of the Tuesday Morning Corporation 2004 Long-Term Equity Incentive Plan; and

        (iii)  at the discretion of the individuals named in the proxy card on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof.

We are not currently aware of any other matters to be presented at the Annual Meeting.

Attending the Annual Meeting.    All shareholders as of the record date, or their duly appointed proxies, may attend the meeting. Please note that if you hold your shares in “street name” through a broker, you will need to bring a copy of your proxy card or a brokerage statement reflection your stock ownership as of the record date and check in at the registration desk at the meeting.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

At the Annual Meeting, the holders of common stock as of the record date will consider and vote for each of the current members of our Board of Directors. The Board of Directors has nominated Benjamin D. Chereskin, Kathleen Mason, William J. Hunckler, III, Robin P. Selati, Sally Frame Kasaks, Henry F. Frigon and Giles H. Bateman for re-election as directors of the Company. The seven nominees are currently serving as our directors, and if they are reelected, the nominees will continue to serve until their terms expire at the Annual Meeting of Shareholders to be held in 2005, or the earlier of retirement, resignation or removal of any such nominee. Should any nominee become unable or unwilling to accept nomination or election, the Board of Directors may designate a substitute nominee or reduce the number of directors accordingly. The persons named in the accompanying proxy card will vote for any substitute nominee designated by the Board. Each of the nominees has indicated their willingness to serve the full term.

The Board of Directors recommends that you vote FOR the election of each of the foregoing nominees.

Biographical Information.   The following is biographical information about each of the nominees:

Mr. Chereskin, age 45, has served as a director of Tuesday Morning since December 1997. In June 2000, he was appointed Chairman of the Board following the death of Jerry Smith, our former President, CEO and Chairman. Mr. Chereskin is a Managing Director of Madison Dearborn Partners, LLC, a private equity investment firm, which he co-founded in 1993. Prior to 1993, Mr. Chereskin was with First Chicago Venture Capital, a private equity investment firm, for nine years. Mr. Chereskin currently serves on the board of directors of Cornerstone Brands, Inc., NWL Holdings, Inc., Carrols Holdings Corporation, Family Christian Stores, Inc. and Cinemark, Inc.

Ms. Mason, age 54, was appointed President and Chief Executive Officer and elected to the Board of Directors in July 2000. Previously, Ms. Mason served as President of Filene’s Basement, a department store chain, in 1999, President of Homegoods, an off-price home fashion store and a subsidiary of TJX Companies, from 1997 to 1999, and as Chairman and Chief Executive Officer of Cherry & Webb, a women’s specialty store, from 1987 to 1996. She is also on the board of directors of Men’s Wearhouse and Genesco. In 1999, forty-five days after she joined Filene’s Basement, Filene’s Basement filed for relief under Chapter 11 of the United States Bankruptcy Code. Ms. Mason departed Filene’s Basement three months later.

Mr. Hunckler, age 50, has served as a director of Tuesday Morning since December 1997. Mr. Hunckler has been a private investor since January 2004. Mr. Hunckler was a co-founder in 1993 of Madison Dearborn Partners, LLC, a private equity investment firm, and served as a Managing Director until December 2003. Prior to 1993, Mr. Hunckler was with First Chicago Venture Capital, a private equity investment firm, for 13 years. Mr. Hunckler currently serves on the board of directors of Beverages and More, Inc., NWL Holdings, Inc., Peter Piper, Inc. and the Board of Trustees of The University of Chicago Hospitals & Health System.

Mr. Selati, age 37, has served as a director of Tuesday Morning since December 1997. Mr. Selati is a Managing Director of Madison Dearborn Partners, LLC, a private equity investment firm, and has been with the firm since 1993. His prior experience was with Alex Brown & Sons Incorporated, an investment bank, as a Financial Analyst in the consumer/retailing investment banking group. Mr. Selati currently serves on the board of directors of Beverages and More Inc., Peter Piper, Inc., NWL Holdings, Inc., Carrols Holdings Corporation, Family Christian Stores, Inc., Ruth’s Chris Steak House, Inc. and Cinemark, Inc.

Ms. Kasaks, age 59, has served as a director of Tuesday Morning since June 1999. She has been a Principal with ISTA Incorporated, a marketing and retail-consulting firm, since January 1997. Previously, Ms. Kasaks served as Chairman and Chief Executive Officer of Ann Taylor Stores, Inc., a specialty retailer, from February 1992 to August 1996 and President and Chief Executive Officer of Abercrombie and Fitch, a specialty retailer, from February 1989 to February 1992. Ms. Kasaks currently serves on the board of directors of The Children’s Place, Coach Inc., Pacific Sunwear of California Inc., Cortefiel, S.A. and Crane & Company.

Mr. Frigon, age 69, has served as a director of Tuesday Morning since December 1999. He has been a private investor and business consultant since retiring from Hallmark, Inc., a specialty retailer, in December 1994, where he served as Executive Vice President and Chief Financial Officer. Prior to joining Hallmark he served as President and Chief Executive Officer of BATUS, Inc. a retail holding company. Mr. Frigon currently serves on the board of directors of H&R Block, Buckeye Technologies, Packaging Corporation of America, Dimon, Inc. and Syprus Solutions.

Mr. Bateman, age 59, has served as a director of Tuesday Morning since May 2003. He was a co-founder in 1976 and served as Chief Financial Officer, Executive Vice President and Director until 1991, of the Price Club, a membership wholesale club. Since 1991, he has served on the board of directors for several companies, including CompUSA Inc., a computer and related products retailer, and Cheap Tickets, Inc., a web and call center based retailer of discount travel. Mr. Bateman currently serves on the board of directors of Beverages and More Inc., The Return Exchange Inc., WD-40 Inc., Procuro Inc. and The Healthy Back Store Inc.

Number of Directors and Arrangements.   Pursuant to our charter and bylaws, the number of directors on our Board may be set by the Board of Directors from time to time. The number of directors is currently seven. Pursuant to Ms. Mason’s employment agreement described later in this document, we have agreed to nominate her to the Board of Directors during the term of the agreement. Messrs. Chereskin, Hunckler and Selati were appointed to our Board in connection with the recapitalization of Tuesday Morning in December 1997 in which Madison Dearborn, some of the members of our management at the time and other unaffiliated investors acquired all of our outstanding capital stock.

Committees of the Board of Directors and Meetings.

During the year ended December 31, 2003, the Board of Directors held seven meetings and each director attended 75% or more of the meetings, including committees on which they served, with the exception of Mr. Frigon. The Board of Directors has an Audit Committee and a Compensation Committee. Directors are encouraged to attend the annual meeting of shareholders. Each Board member attended last year’s annual shareholders meeting.

Corporate Governance / Director Nomination.    The function of nominating directors is carried out by the entire Board of Directors and, therefore, we do not maintain a standing nominating committee or other committee performing similar functions and there is not a charter governing this process. Based on the small size of the Board, the Board believes it is beneficial to have all members involved in evaluating potential candidates and recommending nominees. Each of the members of the Board participates in the process, and all are independent with the exception of Ms. Mason.

In identifying new nominees for director, the Board will take into account all factors it considers appropriate, which may include level of experience, strength of character, ability to make independent analytical inquiries, relevant technical skills, career achievement, and willingness to devote time to Board activities. Based on the current needs of the Board, certain factors may be weighed more or less. In addition, the Board will review each incumbent director annually as to whether each member should stand for re-election. The Board may conduct all necessary and appropriate inquiries into the backgrounds and qualifications of potential candidates. There are no specific, minimum qualities a candidate must have to be nominated by the Board.

The process for evaluating candidates is the same regardless of the source of the recommendation. The Board will not discriminate on the basis of race, color, national origin, gender, religion or disability in selecting nominees. In addition to those candidates identified through its own internal processes, the Board will evaluate a candidate proposed by any single shareholder or group of shareholders that has beneficially owned more than 5% of the Company’s common stock for at least one year (and will hold the required number of shares through the annual meeting of shareholders) (a “Qualified Shareholder”). In order to be considered by the Board for evaluation for an upcoming annual meeting of shareholders, a notice from a Qualified Shareholder regarding a potential candidate must be sent to the Company’s Secretary at the Company’s headquarters by the date specified in the “Shareholders’ Proposals” section of this proxy statement for nomination of directors. The notice should contain the candidate’s name, contact information, biographical data and qualifications and a written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director. The notice should also disclose the Qualified Shareholder’s name and beneficial share ownership as of the date of recommendation and as of the end of the immediately preceding two calendar year ends. All candidates (whether identified internally or by a Qualified Shareholder) who, after evaluation, are then approved by the Board will be included as the Board’s recommended slate of director nominees in the Company’s proxy statement.

Any shareholder of the Company may nominate one or more persons for election as a director of the Company at an annual meeting of shareholders if the shareholder sends a notice to the Company’s Secretary at the Company’s headquarters by the date specified in the “Shareholders’ Proposals” section of this proxy statement for nomination of directors. The procedures described in the prior paragraph are meant to establish an additional means by which certain shareholders can have access to the Company’s process for identifying and evaluating Board candidates and is not meant to replace or limit shareholders’ general nomination rights in any way.

At its discretion, the Board may engage a consultant or a search firm to assist in identifying potential candidates. To date, the Board has not hired any consultants or search firms to identify potential director candidates, and therefore has not paid any fees in that regard.

As required by Nasdaq Stock Market listing standards, the Company’s directors which satisfy the independence requirements prescribed by such standards have regularly scheduled meetings at which only such independent directors are present. The Board of Directors has determined that all members are independent under Nasdaq listing standards with the exception of Ms. Mason.

Compensation Committee.    The Compensation Committee is composed of William J. Hunckler, III and Benjamin D. Chereskin. Reference is made to the report of the Company’s Compensation Committee set forth below for a description of the primary responsibilities of the Compensation Committee. The Compensation Committee met one time during 2003 and both members were in attendance.

Audit Committee.   The Audit Committee, composed of Giles H. Bateman, Chairman, Sally Frame Kasaks and Henry F. Frigon, reviews our principle policies for accounting, internal control and financial reporting, meets periodically with our independent auditors, recommends to the Board of Directors whether or not to engage the independent auditors for the succeeding year and engages in other functions outlined in its written charter approved by the Board of Directors. The Board of Directors has determined that all audit committee members are financially literate under the current listing standards of the Nasdaq Stock Market. The Board has also determined that Mr. Bateman qualifies as the “audit committee’s financial expert” as defined by the SEC rules adopted pursuant to the Sarbanes-Oxley Act of 2002. The members of the Committee are considered independent because they satisfy the independence requirements for Board members prescribed by the Nasdaq Stock Market listing standards and Rule 10A-3 of the Exchange Act.

Code of Ethics for Senior Officers.   The Board of Directors has adopted a code of ethics that applies to its Chief Executive Officer, Chief Financial Officer and Vice President, Finance. Amendments or waivers to the Code of Ethics must be approved by the Board of Directors and disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission within five business days of approval by the Board of Directors. The Code of Ethics is available on our website at www.tuesdaymorning.com.

Code of Conduct.   A Code of Conduct has been approved by the Board of Directors covering all employees, including officers and members of the Board. Amendments to the Code of Conduct will be posted to our website within five business days of approval by the Board. Any waiver of the Code of Conduct policy for our officers or directors requires Board of Director approval and the filing of a Current Report on Form 8-K with the Securities and Exchange Commission within five business days of Board approval. The Code of Conduct is available on the Company’s website at www.tuesdaymorning.com.

Director Compensation.   Directors who are not executive officers receive an annual retainer from the Company in the amount of $30,000 and receive reimbursement for their out-of-pocket expenses incurred in attending Board and committee meetings. Newly elected Directors receive an initial grant of 15,000 options to purchase shares of Tuesday Morning common stock priced at the fair market value on the date of the grant at the time they join the board. Periodically, the Board of Directors may approve additional grants of stock options for long-term service and other discretionary criteria. Directors who are executive officers do not receive any additional remuneration for serving as directors.

Communication with the Board.

Shareholders wishing to communicate with the Board must do so in writing and should send any communication to the attention of Board of Directors, c/o Secretary, Tuesday Morning Corporation, 6250 LBJ Freeway, Dallas, Texas, 75240. Such communication should be clearly marked “Shareholder—Board Communication.”  The communication must indicate whether it is meant to be distributed to the entire Board or to specific members of the Board, and must state the number of shares beneficially owned by the shareholder making the communication. The Secretary has the authority to disregard any inappropriate communications. If deemed an appropriate communication, the Secretary will submit your correspondence to the Chairman of the Board or to any specific director to whom the correspondence is directed.

Executive Officers.   The following table lists the executive officers of Tuesday Morning Corporation as of March 19, 2004:

Name	Age	Position
Kathleen Mason	54	President, Chief Executive Officer, Director
Michael J. Marchetti	47	Executive Vice President, Chief Operating Officer
Loren K. Jensen	43	Executive Vice President, Chief Financial Officer
John F. Reeves	62	Senior Vice President, General Merchandise Manager
Richard E. Nance	57	Vice President, Information Systems & Communications

Biographical information regarding Ms. Mason is set forth above under “Election of Directors—Biographical Information.”  The following is biographical information about the other foregoing officers listed above:

Mr. Marchetti joined Tuesday Morning in February 2001 as Senior Vice President, Strategic Planning and was promoted to Executive Vice President, Operations in February 2002. In April 2003, Mr. Marchetti was promoted to Chief Operating Officer. From April 1999 to February 2001, Mr. Marchetti was a principal with MarCon Services, Inc., a service company that evaluates system development needs. He also served as Chief Financial Officer of CWT Specialty Stores, Inc., the parent company of Cherry & Webb specialty retail stores, from August 1996 to March 1999. In March 1999, CWT Specialty Stores, Inc., was sold to new owners, at which time Mr. Marchetti departed CWT Specialty Stores, Inc. In March 2000, approximately one year following his departure, CWT Specialty Stores, Inc. commenced bankruptcy proceedings.

Mr. Jensen joined Tuesday Morning in May 2003 as Executive Vice President, Chief Financial Officer. From 1995 to 2003, Mr. Jensen served in several financial capacities, most recently as Vice President, Finance and Corporate Development, for RadioShack Corporation, a specialty consumer electronics retailer.

Mr. Reeves joined Tuesday Morning in March 2004 as Senior Vice President, General Merchandise Manager. From August 2000 until February 2004, he served as Vice President, General Merchandise Manager for Christmas Tree Shops, a value priced retailer and division of Bed, Bath and Beyond. From 1998 to 2000, he was General Merchandise Manager of Filene’s Basement, a department store chain. Mr. Reeves spent almost thirty years at Federated and Allied Department Stores where he last held the position of Senior Vice President, General Merchandise Manager of the Home Store.

Mr. Nance joined Tuesday Morning in 1992 as Vice President, Information Systems and Communications. Prior to joining Tuesday Morning, Mr. Nance was a consultant with Technology Exchange Network, an information systems consulting group hired by Tuesday Morning in 1991.

Summary Compensation Table.   The following table and accompanying explanatory footnotes include annual and long-term compensation information for Tuesday Morning’s Chief Executive Officer and the next four highest paid executive officers serving at the end of fiscal 2003 (one of which retired in February 2004), as well as two former officers who resigned during 2003 who received total annual salary and bonus in excess of $100,000, for services rendered in all capacities during 2003, 2002 and 2001.

						Long-Term
						Compensation
		Annual Compensation				Securities
Name and	Fiscal				Other Annual	Underlying	All Other
Principal Position	Year	Salary		Bonus(1)	Compensation(2)	Options	Compensation(3)
Kathleen Mason	2003	$550,000		$225,000	—	500,000	$3,133
President and Chief Executive Officer	2002 2001	450,000 450,000		225,000 98,014	— 61,112	— —	1,632 1,417
Michael J. Marchetti	2003	314,750		75,000	—	40,000	2.875
Executive Vice President, Chief Operating Officer	2002 2001	280,800 200,710	(4)	— —	— 51,471	45,000 100,000	1,586 38
Loren K. Jensen	2003	178,100	(5)	10,000	—	100,000	1,068
Executive Vice President, Chief Financial Officer	2002 2001	— —		— —	— —	— —	— —
Richard Nance	2003	191,220		15,000	—	—	9,016
Vice President, Information Systems and Communications	2002 2001	187,000 187,000		20,000 —	— —	— —	7,676 7,169
G. Michael Anderson	2003	288,625	(6)	25,000	—	—	3,390
Former Executive Vice President, Buying	2002 2001	284,500 284,000		30,000 —	— —	— —	2,190 3,582
Mark E. Jarvis	2003	94,833		—	—	—	223,822 (7)
Former Executive Vice President Chief Financial Officer	2002 2001	284,500 284,500		— —	— —	— —	6,001 6,030
William C. Estill	2003	170,918	(8)	20,000	57,371	—	518
Former Senior Vice President, Planning & Allocation	2002 2001	14,583 —		5,000 —	— —	50,000 —	— —

(1)    Amounts in this column represent bonuses paid in the designated fiscal year and determined by the Compensation Committee based on performance objectives relating to the prior fiscal year.

(2)    Other annual compensation includes moving expenses of $61,112, $51,471 and $40,316 for Ms. Mason, Mr. Marchetti and Mr. Estill, respectively.

(3)    In 2003, includes (a) contributions by us to the 401k defined contribution plan of $2,500, $2,500,  zero, $2,700, $2,700, $2,700 and zero for Ms. Mason, Mr. Marchetti, Mr. Jensen, Mr. Nance, Mr. Anderson, Mr. Jarvis and Mr. Estill, respectively; (b) the portion of premium payments made by us under the group term life insurance plan of $633, $375, $25, $1,290, $690, $259 and $518 for Ms. Mason, Mr. Marchetti, Mr. Jensen, Mr. Nance, Mr. Anderson, Mr. Jarvis and Mr. Estill, respectively, and (c) Company match under the employee stock purchase plan of $1,043 and $1,200 for Mr. Jensen and Mr. Nance, respectively.

(4)    Compensation information for fiscal 2001 only includes compensation earned after Mr. Marchetti joined Tuesday Morning as Senior Vice President, Strategic Planning in February 2001. Mr. Marchetti was promoted to Executive Vice President, Operations in 2002 and Chief Operating Officer in 2003.

(5)    Compensation information for fiscal 2003 only includes compensation earned after Mr. Jensen joined Tuesday Morning as Executive Vice President, Chief Financial Officer in May 2003.

(6)    Mr. Anderson retired in February 2004.

(7)    Mr. Jarvis retired in April 2003, but was paid his full compensation for the year for continuing consulting services plus earned vacation.

(8)    Mr. Estill resigned effective December 2003. Compensation information for 2002 only includes compensation earned after Mr. Estill joined Tuesday Morning as Senior Vice President, Planning & Allocation in December 2002.

Option Grants During Fiscal 2003.

The following table describes the option to acquire shares of common stock granted to executive officers named in the Summary Compensation Table during fiscal 2003

		Percent of
		Total			Potential Realizable Value
	Number of	Options			at Assumed Annual Rates
	Securities	Granted to			Of Stock Price
	Underlying	Employees	Exercise		Appreciation for Option
	Options	in Fiscal	Price	Expiration	Term
Name	Granted	Year	(Per Sh)	Date	5%	10%
Ms. Mason	500,000	63.29%	$20.04	4/7/2013	$6,300,000	$15,970,000
Mr. Marchetti	40,000	5.06%	20.01	4/14/2013	503,200	1,275,600
Mr. Jensen	21,739	2.75%	23.00	5/5/2013	314,346	796,952
Mr. Jensen	78,261	9.91%	21.10	5/5/2013	1,038,523	2,631,135

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values.

The following table sets forth certain information with respect to the options exercised by the executive officers named above during 2003 or held by such persons at year-end.

			Number of Securities		Value of Unexercised
	Shares		Underlying Unexercised		In-the-Money Options(1)
	Acquired	Value	Options at Dec. 31, 2003		At Dec. 31, 2003
	On Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Ms. Mason	183,000	$3,674,100	455,627	611,373	$7,987,942	$8,598,808
Mr. Marchetti	25,000	546,188	55,506	104,494	1,006,587	1,648,175
Mr. Jensen	—	—	13,110	86,890	111,732	762,277
Mr. Nance	58,338	1,039,345	—	—	—	—
Mr. Anderson	50,000	1,367,296	81,250	—	2,441,231	—
Mr. Jarvis	85,717	1,959,718	—	—	—	—
Mr. Estill	—	—	10,459	—	107,100	—

(1)          Options are considered “in-the-money” if the fair market value of the underlying securities exceeds the exercise price of the options. The year-end values represent the difference between the fair market value of the common stock subject to the options ($30.25, the closing price of our common stock on December 31, 2003, as reported on the Nasdaq National Market) and the exercise price of the related options.

Employment Agreements.

On July 25, 2000, we entered into an employment agreement with Ms. Mason who joined Tuesday Morning as President and Chief Executive Officer. In addition to information found elsewhere in this Proxy Statement, the employment agreement provides for an annual base salary of $450,000 or such higher amount as the Compensation Committee may designate from time to time, a performance-based annual bonus of up to 50% of base salary, an incentive stock option grant to purchase 50,000 shares, a non-qualified stock option grant to purchase 700,000 shares, participation in our benefit plans and other fringe benefits. Ms. Mason’s stock options were granted on July 24, 2000 at an exercise price equal to $10.00 (the closing price of our common stock on such date) and vest ratably on a daily basis over five years from the date of grant.

If the employment agreement is terminated by us without “cause” or by Ms. Mason for “good reason,” Ms. Mason is entitled to receive for 18 months thereafter monthly severance payments equal to one-twelfth of the sum of (1) her base salary then in effect and (2) if Ms. Mason has not yet received her annual bonus for a full year, 50% of her base salary then in effect at the time of termination.

No other executive officer has an employment or change-in-control agreement.

Stock Price Performance.

The following graph illustrates a comparison of the cumulative total shareholder return (change in stock price plus reinvested dividends) from April 22, 1999 (the date of our initial public offering) through December 31, 2003, of (1) our common stock, (2) the S&P 500 Index and (3) a peer group of companies consisting of Big Lots, Inc.; TJX Companies, Inc.; Dollar Tree Stores, Inc.; Dollar General Corporation; Family Dollar Stores, Inc.; Linens’n Things; Williams-Sonoma, Inc.; Bed Bath & Beyond, Inc.; Bombay Company, Inc.; Ross Stores, Inc.; and Cost Plus, Inc. The chart assumes that $100 was invested on April 22, 1999 in our common stock and each of the comparison indices, and assumes that all dividends were reinvested.

Comparison of Total Return of the Company, Peer Group
and Broad Market

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
AMONG TUESDAY MORNING CORPORATION,
S&P COMPOSITE INDEX AND PEER GROUP INDEX

ASSUMES $100 INVESTED ON APR. 22, 1999
ASSUMES  DIVIDEND REINVESTED
FISCAL YEAR ENDING DEC. 31, 2003

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee is empowered to review, and to recommend to the full Board of Directors, the annual compensation, long-term incentive compensation and compensation procedures for all of our executive officers. The members of the Compensation Committee consisting of William J. Hunckler, III and Benjamin D. Chereskin made recommendations to the Board of Directors with respect to fiscal 2003 compensation.

Executive officer compensation consists of three components: a base salary, a bonus and long-term incentives in the form of stock option grants. The Committee believes that this three-part approach best serves the interests of Tuesday Morning and its shareholders.

In determining the base salary and bonus, the Committee evaluates numerous factors including Tuesday Morning’s financial performance related to the goals established by the Board, the individual contribution of each executive officer, competitive compensation practices within the specialty retail industry and general inflationary economic factors. Stock price performance has not been an important consideration in determining base salary, because the price of our common stock is subject to a variety of factors outside our control. The level of stock option grants to executive officers is based primarily upon their relative position, responsibilities within Tuesday Morning, the competitive environment in which we operate and the executive’s performance.

In 2003, our President and Chief Executive Officer, Kathleen Mason, received a base salary of $550,000, an earned bonus of $498,000 payable in 2004 and a stock option grant of 500,000 shares at the fair market value on the date of grant. The Committee established the 2003 bonus formula requiring continued improvement in earnings per share over the prior year. In determining the level of her compensation, the Committee also considered the relationship between her contribution to us and the growth of Tuesday Morning in 2003.

As Members of the Compensation Committee

William J. Hunckler, III

Benjamin D. Chereskin

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees Tuesday Morning Corporation’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management including a discussion of the quality, not just the acceptability of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of Tuesday Morning Corporation’s accounting principles. The Committee also reviewed with the independent auditors other matters as are required to be discussed concerning Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (Communication With Audit Committees). In addition, the Committee has discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures required by Independence Standards Board Standard No. 1, and considered the compatibility of non-audit services with the auditors’ independence.

The Committee discussed with the Company’s independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

The Committee meets with the Company’s Internal Audit Director to discuss the overall scope and results of projects, including evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Committee and the Board also recommend the selection of the Company’s independent auditors.

As Members of the Audit Committee

Giles H. Bateman, Chairman

Sally Frame Kasaks

Henry F. Frigon

PROPOSAL NO. 2
APPROVAL OF TUESDAY MORNING CORPORATION
2004 LONG-TERM EQUITY INCENTIVE PLAN

In April 2004, the Board approved and recommended that the shareholders approve the Tuesday Morning Corporation 2004 Long-Term Equity Incentive Plan. A copy of the 2004 Plan is attached as Appendix B to this Proxy Statement.

The Board’s approval and recommendation of the 2004 Plan follows a review by the Compensation Committee of our existing compensation plans, stock options available under the 1997 Long-Term Equity Incentive Plan, comparable plans in other companies and trends in long-term compensation, particularly in the specialty retail industry.

The Board believes the 2004 Plan will (1) provide incentive opportunities for directors, officers, key employees and certain other key individuals who perform services for us and our subsidiaries, (2) help attract and retain qualified non-employee directors, key employees, and certain other key individuals and (3) align the personal financial interests of such persons with that of our shareholders. The 2004 Plan provides for stock options, stock appreciation rights, restricted stock and performance related cash and stock awards, subject to certain limits.

The Board of Directors recommends a vote FOR the approval of the Tuesday Morning Corporation 2004 Long-Term Equity Incentive Plan.

2004 Plan Highlights

Some of the highlights of the 2004 Plan include:

•       The 2004 Plan is administered by the Compensation Committee, which is comprised solely of independent directors, or at the option of the Board, by the Board in its entirety.

•       The total amount of equity awards in the form of options or restricted stock over the life of the 2004 Plan is capped at 2,000,000 shares. No more than 400,000 shares may be granted as restricted stock and performance stock awards in the aggregate.

•       Restricted stock grants are subject to a minimum six month restriction period.

•       Performance goals must be used for performance based awards.

•       Without approval of the shareholders, the 2004 Plan prohibits directly or indirectly lowering the exercise price of options or the grant price of stock appreciation rights (other than for recapitalizations, stock splits and similar events) or making any material changes to the 2004 Plan.

Summary of the 2004 Plan

The 2004 Plan Highlights and the following summary of the material features of the 2004 Plan are qualified in their entirety by reference to Appendix B.

Term.    If approved by the shareholders, the 2004 Plan will be effective May 18, 2004. The 2004 Plan will terminate on May 17, 2014, unless sooner terminated by the Board. The Board may, prior to such termination, extend the term of the 2004 Plan for up to five years for the grant of awards other than incentive stock options, or ISOs.

Purpose.   The purpose of the 2004 Plan is to provide incentive opportunities for directors, officers, key employees and certain other key individuals who perform services for us and our subsidiaries, and to align such persons’ personal financial interests with those of our shareholders.

Administration.   The Compensation Committee initially shall administer the 2004 Plan. The Board at any time may decide to administer the 2004 Plan on its own. In administering the 2004 Plan, the Compensation Committee shall have the full power

•       to determine the size and types of option, stock appreciation right, or SAR, and restricted stock grants and performance awards;

•       to determine the terms and conditions of such grants and performance awards in a manner consistent with the 2004 Plan;

•       to construe and interpret the 2004 Plan and any agreement or instrument entered into under the 2004 Plan;

•       to establish, amend or waive rules and regulations for the 2004 Plan’s administration; and

•       to amend the terms and conditions of any outstanding option, SAR, restricted stock grant or performance award to the extent such terms and conditions are within the sole discretion of the Compensation Committee.

The Compensation Committee’s administrative authority is limited by approvals and authority the Board has reserved to itself, and the limitations and restrictions otherwise applicable under the 2004 Plan.

Eligibility.   Directors, officers, key employees and other key individuals who perform services for us and our subsidiaries who, in the judgment of the Compensation Committee, may make key contributions to the profitability and our growth shall be eligible to receive options, SARs, grants of restricted stock and performance awards under the 2004 Plan.

Maximum Shares Available.   The maximum amount of stock which may be issued under the 2004 Plan in satisfaction of exercised options and SARs may not exceed 2,000,000 shares, in the aggregate, of which no more than 400,000 shares may be granted as restricted stock and performance awards in the aggregate. Stock subject to an option which is cancelled or terminated without having been exercised, or stock awarded as restricted stock or a performance award, which is forfeited shall again be available for grants under the 2004 Plan. However, shares of stock which are not issued because the holder of an option exercises an accompanying SAR are not again available for grants.

Stock Options.   The Compensation Committee may grant options to purchase shares of our common stock under the 2004 Plan to eligible directors, officers, key employees and certain other key individuals who perform services for us and our subsidiaries for such numbers of shares and having such terms as the Compensation Committee shall designate, subject however, to the provisions of the Plan. The Compensation Committee will also determine whether the type of option granted will be an ISO or a non-qualified stock option, or NQSO, or a combination of various types of options. Options designated as ISOs shall comply with all the provisions of the Internal Revenue Code and applicable regulations and may be issued only to our key employees.

The price at which shares may be purchased under an option shall be established by the Compensation Committee subject to certain provisions of the 2004 Plan.

The Compensation Committee shall determine the period during which an option may be exercised, provided that the period will be no more than ten years from the date on which the option is granted. The Compensation Committee may provide that an option shall become exercisable in installments. Subject to the 2004 Plan, including the foregoing restriction, the Compensation Committee may also determine to accelerate the exercise date of any award.

An option or SAR which has not become exercisable on the date on which an optionee ceases to be a director, officer or key employee of, or to perform other services for, us and any of our subsidiaries for any reason shall be forfeited immediately upon such cessation. Subject to certain conditions and exceptions, an option or SAR which is or has become exercisable on the date on which an optionee ceases to be a director, officer or key employee of, or to perform other services for, us and any of our subsidiaries

•       for any reason other than death, disability, retirement or cause shall terminate and may no longer be exercised 90 days after the date of such cessation, or immediately if the optionee becomes involved with one of our competitors during such 90 day period.

•       due to death or disability shall terminate and may no longer be exercised one year after the date of death or disability.

•       upon his or her retirement shall terminate and may no longer be exercised at the end of a period of up to three years after the date of retirement, or immediately if the optionee becomes involved with one of our competitors during such three-year period.

•       due to cause shall be forfeited immediately.

In no event may an option or SAR be exercised to any extent by anyone after the general expiration date of the option or SAR. So long as it is not an amendment to the 2004 Plan requiring shareholder approval, the Compensation Committee may elect to extend the period of option exercise and vesting provisions for an individual whose employment or service terminates for any reason.

Unless otherwise determined by the Compensation Committee, the exercise price of an option shall be paid to us in full at the time of exercise at the election of the optionee (1) in cash, (2) in mature shares of our common stock (held by the optionee for six months), (3) by simultaneous sale through a broker reasonably acceptable to the Compensation Committee of shares of common stock acquired upon exercise, as permitted under Regulation T of the Federal Reserve Board or (4) in any other form of payment that is acceptable to the Compensation Committee.

Stock Appreciation Rights.   The 2004 Plan authorizes the Compensation Committee to issues SARs either alone or in tandem with an option. The Compensation Committee may establish SAR terms and conditions at the time such SAR is established. A SAR shall be exercisable at such time as may be determined by the Compensation Committee and a SAR issued in tandem with an option shall be exercisable only to the extent that the related option could be exercised.

Upon the exercise of a SAR, we shall give to the holder an amount equivalent to the excess of the value of the shares of stock for which the right is exercised over the exercise price of the SAR, or in the case of a SAR issued in tandem with an option, over the exercise price of such shares under the related option. Such amount may be paid to the optionee in cash, shares of common stock, other securities issued by us or in a combination of these payment methods as the Compensation Committee shall determine. Upon the exercise of a SAR issued in tandem with an option, that portion of the option underlying the SAR will be considered as having been surrendered. A SAR shall be automatically exercised at the end of the last business day prior to the stated expiration date of the SAR, or in the case of SAR issued in tandem with an option,  so long as the value of the stock exceeds the SAR or option exercise price, as applicable. A SAR issued in tandem with an option shall terminate and may no longer be exercised upon the exercise, termination, cancellation or expiration of the related option.

Restricted Stock.   Under the 2004 Plan, restricted stock may be granted to eligible directors, officers, key employees and certain other key individuals who perform services for us and our subsidiaries. All restricted stock will be subject to a restriction period of not less than six months, during which period, unless otherwise determined by the Compensation Committee, the stock will be deposited with us and is subject to forfeiture for breach of terms and conditions established by the Compensation Committee. Except as otherwise provided by the Compensation Committee, during the restriction period, the recipient will be entitled to vote the restricted stock and receive dividends.

Except as otherwise provided by the Compensation Committee, at such time as a 2004 Plan participant ceases to be a director, officer or key employee of, or to perform other services for, us and any of our subsidiaries due to death, disability or retirement during any period of restriction, all restrictions on shares of stock granted to the participant shall lapse. At such time as a 2004 Plan participant ceases to be a director, officer or key employee of, or to perform other services for, us and any of our subsidiaries for any other reason, all shares of restricted stock granted to the participant on which the restrictions have not lapsed shall be immediately forfeited to us.

Performance Awards.   The 2004 Plan permits the Compensation Committee to grant performance awards from time to time to eligible directors, officers, key employees and certain other key individuals who perform services for us and our subsidiaries. Performance awards may include cash awards, awards based upon units having established dollar values or performance stock awards.

The amount of, the vesting and the transferability restrictions applicable to any performance award shall be based upon the attainment of such performance goals as the Compensation Committee may determine. A performance goal for a particular performance award must be established by the Compensation Committee prior to the earlier to occur of (1) 90 days after the commencement of the period over which performance is to be measured or (2) the lapse of 25 percent of the period over which performance is to be measured and in any event while the outcome is substantially uncertain. A performance goal must be based on objective criteria such that a third party having knowledge of the relevant facts could determine whether the goal is met and may be based on one or more of the following business criteria: earnings per share, earnings per share growth, total shareholder return, economic value added, cash return on capitalization, increased revenue, revenue ratios (per employee or per customer), net income, stock price, market share, return on equity, return on assets, return on capital, return on capital compared to cost of capital, return on capital employed, return on invested capital, shareholder value, net cash flow, operating income, earnings before interest, taxes and depreciation, cash flow, cash flow from operations, cost reductions, cost ratios (per employee or per customer), expense control, proceeds from dispositions, project completion time and budget goals, net cash flow before financing activities, customer growth, total market value, dividend payout, dividend growth or such other objective criteria determined by the Compensation Committee. Performance goals may also be based on performance relative to a peer group of companies. Unless otherwise stated, such a performance goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). Prior to the payment of any compensation based on the achievement of performance goals, the Compensation Committee must certify in writing that applicable performance goals and any of the material terms thereof were, in fact, satisfied.

Subject to the 2004 Plan and the applicable award agreements, each holder of shares of common stock included in a performance award will be entitled to vote such shares and receive dividends during any period that such shares are subject to forfeiture and transfer restrictions.

Change in Control.    The 2004 Plan provides that in the event of a “Change in Control” affecting us, any restrictions on restricted stock will lapse and any outstanding options and SARs will vest and become exercisable until the expiration date of the options and SARs.

Amendment and Termination.   The Board may at any time modify or terminate the 2004 Plan. The Board may not, however, without further approval of our shareholders amend the 2004 Plan if shareholder approval would be required (1) for continued compliance with the performance-based compensation exception of section 162(m) of the Internal Revenue Code or any listing requirement of the principal stock exchange on which our common stock is then listed, if any, or (2) by law, regulation or stock exchange rule.

The terms of any outstanding award under the 2004 Plan may be amended from time to time by the Compensation Committee, including acceleration of the date of exercise of any award or payments under any award or of the date of lapse of restrictions on shares of common stock, provided that the amendment does not adversely affect in a material manner any right of a 2004 Plan participant under the award without his or her written consent.

The Board or Compensation Committee, at any time and from time to time, may alter or modify any award agreement in whole or in part, except that shareholder approval is required in order to (1) change the aggregate number of shares of common stock which may be issued under awards pursuant to the provisions of the 2004 Plan, (2) reduce the exercise price permitted for ISOs, (3) extend the term during which an ISO may be exercised or the termination date of the 2004 Plan; (4) change the class of employees eligible to receive ISOs or (5) directly or indirectly lower the exercise price of a previously granted option or the grant price of a previously granted SAR.

Federal Income Tax Consequences of the 2004 Plan

The following is a general description of the federal income tax consequences generally applicable to us and a recipient of an ISO, NQSO, SAR, restricted stock award or performance award under the 2004 Plan in connection with an award under the 2004 Plan.

Incentive Stock Options.    When the Compensation Committee grants an employee an ISO to purchase shares of our common stock under the 2004 Plan, the employee will not be required to recognize any taxable income as a result of the grant or as a result of the employee’s exercise of the ISO; however, the difference between the exercise price and the fair market value of the shares of our common stock at the time of exercise is an item of tax preference that may require payment of an alternative minimum tax. On the sale of the shares acquired through exercise of an ISO (assuming such sale does not occur within two years of the date of grant of the option or within one year from the date of exercise), any gain (or loss) will be taxed as long term capital gain (or loss) and we will not be entitled to any deduction in connection with the sale (or the grant or exercise) of the ISO. With respect to a sale of shares that occurs after the later of two years from the date of grant and one year from the date of exercise, the tax basis of the shares for the purpose of a subsequent sale includes the option price paid for the shares.

However, if the employee sells the shares acquired upon exercise of an ISO before the later of (i) two years from the date of grant and (ii) one year from the date of exercise, the employee will be treated as having received, at the time of sale, compensation taxable as ordinary income, and we will be entitled to a corresponding deduction, subject to the compensation deduction limitation (described below). The amount treated as compensation income is the excess of the fair market value of the shares at the time of exercise over the exercise price, and any amount realized in excess of the fair market value of the shares at the time of exercise. With respect to a sale of shares that occurs before the later of two years from the date of grant and one year from the date of exercise, the tax basis of the shares for the purpose of a subsequent sale includes the option price paid for the shares and the compensation income reported at the time of sale of the shares.

Non-Qualified Stock Options.    When the Compensation Committee grants a NQSO to purchase shares of our common stock under the 2004 Plan, the recipient will not be required to recognize any taxable income as a result of the grant. However, the recipient will be required to recognize ordinary income on the date the recipient exercises the NQSO. This income will be equal to the difference between the fair market value on the date the shares are acquired and the option price. The tax basis of the shares acquired on exercise of the NQSO for the purpose of a subsequent sale includes the option price paid and the ordinary income reported on exercise of the NQSO. The income reportable on exercise of the NQSO is subject to federal tax withholding. Depending upon the applicable state and local laws, the income on exercise of an option may also be subject to state and local tax withholding. Generally, we will be entitled to a deduction in the amount reportable as income by the recipient on the exercise of a NQSO.

Stock Appreciation Rights.    The grant of a SAR under the 2004 Plan generally will not be taxable to the recipient, and is not deductible by us (or an affiliate corporation), at the time of grant. However, the recipient will be required to recognize ordinary income on the date the recipient exercises the SAR. This income will be equal to the amount realized on exercise of the SAR. The income reportable on exercise of the SAR is subject to federal tax withholding. Depending upon the applicable state and local laws, the income on exercise of the SAR may also be subject to state and local tax withholding. Generally, we will be entitled to a deduction in the amount reportable as income by the recipient on the exercise of a SAR.

Restricted Stock Awards.    The grant of a restricted stock award under the 2004 Plan generally will not be taxable to the recipient, and is not deductible by us (or an affiliate corporation), at the time of grant unless the recipient makes an election under section 83(b) of the Internal Revenue Code. Upon the expiration of the forfeiture restrictions applicable to the restricted stock award (i.e., as the shares become vested), the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of those shares at that time over the amount (if any) the recipient paid for the shares. We (or an affiliate corporation) will be entitled to a deduction in the amount and at the time the recipient recognizes income. With respect to any restricted shares that are not vested (i.e., the forfeiture restrictions have not yet lapsed), any dividends paid on account of such shares will be treated as compensation income to the recipient and we will be entitled to a corresponding deduction. With respect to any restricted shares that are vested (i.e., the forfeiture restricted have lapsed), the recipient will be taxed on any dividends on such shares as the dividends are paid to the recipient and we will not be entitled to deductions with respect to the dividends.

Performance Awards.   A recipient of a specific dollar-value target award or a performance unit award under the 2004 Plan generally will not realize taxable income at the time of grant of the award, and we will not be entitled to a deduction at that time with respect to the award. When the performance goals applicable to the specific dollar-value target award or performance unit award are attained and amounts are due under the award, the holder of the award will be treated as receiving compensation taxable as ordinary income, and, subject to the application of section 162(m) of the Internal Revenue Code, we will be entitled to a corresponding deduction.

Performance stock awards granted under the 2004 Plan generally have the same tax consequences as restricted stock awards discussed above.

Compensation Deduction Limitation.    Under section 162(m) of the Internal Revenue Code, our federal income tax deductions for certain compensation paid to designated executives is limited to $1 million per year. These executives include our Chief Executive Officer and our next four highest compensated officers. Section 162(m) of the Internal Revenue Code provides an exception to this deduction for certain “performance based” compensation approved by a committee consisting solely of at least two “outside directors”. We believe that NQSOs to purchase shares of our common stock and performance based awards granted under the 2004 Plan generally should qualify as performance based compensation for purposes of section 162(m) of the Internal Revenue Code.

Accounting Treatment of the 2004 Plan

We have elected to continue to apply the requirements of APB Opinion No. 25, Accounting for Stock Issued to Employees, and provide the pro forma disclosure requirements of Statement of Financial Accounting Standards No. 148, Accounting for Stock-based Compensation—Transition and Disclosure (“SFAS No 148”). No compensation expense for stock option grants associated with the 2004 Plan will be recognized as long as the grant price of the option is equal to or exceeds the fair market value on the date of grant. Compensation expense for grants of restricted stock under the 2004 Plan is based on the price of the stock when it is granted and is recognized over the vesting period. Stock appreciation rights is considered compensatory with compensation expense recognized based on the fair market value of the stock.

Equity Compensation Plan Information

The following table provides information about our common stock that may be issued upon the exercise of options under equity compensation plans approved by shareholders at December 31, 2003.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (thousands) (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (thousands) (c)
Equity Compensation Plans Approved by Security Holders	1,965	$14.53	407

New Plan Benefits

It is not presently possible to determine, with respect to the persons and groups shown in the table below, the benefits or amounts to be received by or allocated to any such persons or groups pursuant to the 2004 Plan because all benefits or amounts are at the discretion of the Compensation Committee. Therefore, the following table sets forth information pertaining to stock options granted to certain named executive officers and groups of persons pursuant to the 1997 Long-Term Equity Incentive Plan during the fiscal year ended December 31, 2003. The stock options granted in 2003 are not necessarily representative of benefits or amounts that may be received or allocated under the 2004 Plan to those named executive officers and groups of persons.

	Tuesday Morning Corporation 1997 Long-Term Equity Incentive Plan
Name and Position	Value Based On 2003 Exercise Price (1)	Number of Units
Kathleen Mason President and Chief Executive Officer	$10,020,000	500,000
Michael J. Marchetti Executive Vice President, Chief Operating Officer	$800,400	40,000
Loren K. Jensen Executive Vice President, Chief Financial Officer	$2,151,304	100,000
Richard Nance Vice President, Information Systems and Communications	$—	—
G. Michael Anderson Former Executive Vice President, Buying	$—	—
Mark E. Jarvis Former Executive Vice President, Chief Financial Officer	$—	—
William C. Estill Former Senior Vice President, Planning & Allocation	$—	—
Total Executive Group	$12,971,704	640,000
Non-Employee Director Group	$316,650	15,000
Non-Executive Employee Group	$3,828,250	135,000

(1)          All options under the 1997 Long-Term Equity Incentive Plan have an exercise price equal to the fair market value of our common stock on the date of grant.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

At December 31, 2003, there were no amounts due from officers or directors and no related party transactions requiring disclosure.

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of our common stock to report their initial ownership of our common stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates have been established for these reports, and we are required to disclose in this proxy statement any failure to file by these dates. Based solely on our review of Forms 3 and 4 furnished to us, and upon written representations that no Form 5 was required, we believe that during our preceding fiscal year all of the filing requirements were complied with, except for the following: (1) one transaction to be reported by Mr. Marchetti on Form 4 in April 2003 was reported late that same month, (2) a Form 3 to be filed by Mr. Bateman in May 2003 was filed late in August 2003, and (3) two transactions to be reported by Mr. Frigon on Form 4 in February and October 2000 were reported late in March 2004.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Neither of the two members of the Company’s Compensation Committee, Mr. Chereskin or Mr. Hunckler, have been an officer or employee of Tuesday Morning or any of its subsidiaries. None of our executive officers served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the entire board of directors) of another corporation, one of whose executive officers served on the Company’s Compensation Committee. None of our executive officers served as a director of another corporation, one of whose executive officers served on the Company’s Compensation Committee. None of our executive officers served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another corporation, one of whose executive officers served as a director of Tuesday Morning.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 19, 2004 by (1) each person (or group of affiliated persons) who is known by us to own beneficially more than 5% of the common stock, (2) each of our directors, (3) each of our executive officers named above in the Summary Compensation Table, and (4) all of our directors and executive officers as a group. Except as otherwise noted and subject to community property laws, the persons or entities in this table have sole voting and investment power with respect to all the shares of Common Stock owned by them.

	Shares Beneficially Owned (1)
Name	Number (1)	Percent
Madison Dearborn Capital Partners II, LP. (2) Three First National Plaza Chicago, IL 60602	14,588,526	35.5%
Franklin Resources, Inc. (3) One Franklin Parkway, Building 920 San Mateo, CA 94403	5,389,048	13.1
T. Rowe Price Associates, Inc. (4) 100 East Pratt Street Baltimore, MD 21202	3,003,600	7.3

Kathleen Mason (5)	583,815	1.4
Michael J. Marchetti (6)	69,580	*
Loren K. Jensen (7)	20,959	*
John F. Reeves (8)	—	*
Richard Nance (9)	517	*
G. Michael Anderson (10)	—	*
Mark E. Jarvis (10)	—	*
William Estill (10)	—	*
Benjamin D. Chereskin (11)	14,588,526	35.5
Robin P. Selati (11)	14,588,526	35.5
William J. Hunckler, III (12)	—	*
Sally Frame Kasaks (13)	19,983	*
Henry F. Frigon (14)	18,824	*
Giles H. Bateman (15)	3,737	*
All directors and executive officers as a group (14 persons) (11, 16)	15,305,941	37.3

*                    Denotes ownership of less than 1%.

(1)          Includes the number of shares and percentage ownership represented by such shares determined to be beneficially owned by a person in accordance with the rules of the Securities and Exchange Commission. The number of shares beneficially owned by a person includes shares of common stock that are subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of March 19, 2004. Such shares are deemed outstanding for the purpose of computing the percentage of outstanding shares owned by such person. Such shares are not deemed outstanding, however, for the purposes of computing the percentage ownership of any other person.

(2)          Based solely on a Schedule 13G, Madison Dearborn Capital Partners II, L.P. (“MDCP II”) directly owns 14,588,526 shares of our common stock. Thus, MDCP II beneficially owns 14,588,526 shares of common stock. MDCP II is managed by its general partner, Madison Dearborn Partners II, L.P. (“MDP II”). Disposition and voting power of securities owned by MDCP II is shared at MDP II by an advisory committee of limited partners of MDP II and by the general partner of MDP II, Madison Dearborn Partners, Inc.

(3)          Based solely upon a Schedule 13G, these securities are owned by various individual and institutional investors including Franklin Private Client Group, Inc. and Franklin Advisers, Inc., subsidiaries of Franklin Resources, Inc. Franklin Advisers, Inc. directly owns 4,898,095 and Franklin Private Client Group, Inc. directly owns 489,953 shares of our common stock. Franklin Resources, Inc. serves as investment adviser with power to direct investments and/or sole power to vote the securities.

(4)          Based solely upon a Schedule 13G, these securities are owned by various individual and institutional investors including T. Rowe Price New Horizons Fund, Inc. The aggregate amount reported is included in the aggregate amounted reported by T. Rowe Price Associates, Inc. (“Price Associates”). Price Associates serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(5)          Represents 550,815 shares issuable upon exercise of stock options exercisable within 60 days of March 19, 2004.

(6)          Represents shares issuable upon exercise of stock options exercisable within 60 days of March 19, 2004.

(7)          Includes 20,724 shares issuable upon exercise of stock options exercisable within 60 days of March 19, 2004 and 235 shares beneficially owned through the Employee Stock Purchase Plan.

(8)          Represents zero shares issuable upon exercise of stock options exercisable within 60 days of March 19, 2004.

(9)          Represents shares beneficially owned through the Employee Stock Purchase Plan.

(10)   Mr. Anderson retired from the company in February 2004, Mr. Jarvis retired from the company in April 2003, and Mr. Estill left the company for another position in December 2003. Mr. Anderson, Mr. Jarvis and Mr. Estill held no shares of company stock or unexercised stock options at March 19, 2004.

(11)   All of the shares indicated are held of record by MDCP II, L.P. Messrs. Chereskin and Selati are managing directors of Madison Dearborn Partners, Inc., the general partner of MDP II, which in turn is the general partner of MDCP II, and therefore may be deemed to beneficially own the shares owned by MDCP II. Messrs. Chereskin and Selati disclaim beneficial ownership of such shares. The address of each of Messrs. Chereskin and Selati is Three First National Plaza, Chicago, Illinois 60602.

(12)   Mr. Hunckler is a private investor and has no ownership interest in the Company.

(13)   Represents shares issuable upon exercise of stock options exercisable within 60 days of March 19, 2004.

(14)   Represents shares issuable upon exercise of stock options exercisable within 60 days of March 19, 2004.

(15)   Represents shares issuable upon exercise of stock options exercisable within 60 days of March 19, 2004.

(16)   The shares of common stock shown as beneficially owned by all of our directors and executive officers as a group includes 700,211 shares issuable upon exercise of stock options within 60 days of March 19, 2004 and all of the shares of common stock held by MDCP II. See footnote 11 above.

SHAREHOLDERS’ PROPOSALS

Under SEC rules, shareholder proposals for our 2005 Annual Meeting of Shareholders must be received at our principal executive offices by December 21, 2004, to be considered for inclusion in our proxy materials relating to such meeting.

Shareholders may nominate directors or bring other business before the shareholders at the 2005 Annual Meeting of Shareholders by delivering written notice to our Secretary no later than March 6, 2005. Please note that this relates only to the matters you wish to bring before your fellow shareholders at the annual meeting. This is separate from the SEC’s requirement to have your proposal included in our proxy statement.

We reserve the right to reject, rule out of order, or take other appropriate actions with respect to any proposal or nomination that does not comply with these and other applicable requirements.

INDEPENDENT AUDITORS

Arthur Andersen LLP served as our independent auditor for the financial statement review for the first quarter of 2002. Our Audit Committee and management monitored and reviewed, in detail, the events surrounding Arthur Andersen LLP in its role as auditors of Enron Corp. On May 14, 2002, the Audit Committee recommended to our Board of Directors to dismiss Arthur Andersen LLP as Tuesday Morning’s independent auditor and to engage Ernst & Young LLP to serve as our independent auditor for the second quarter, third quarter and fiscal year end of 2002. The Audit Committee selected Ernst & Young LLP to serve as our independent auditor for 2003. The Audit Committee is expected to select Ernst & Young LLP as the independent auditor for 2004 at the board meeting scheduled in May 2004.

During 2003 and 2002, there were no disagreements with Ernst & Young LLP with regard to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Representatives of Ernst & Young LLP, our independent auditors for 2003, are expected to be present at the Annual Meeting, may make a statement if they so desire and be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed by Arthur Andersen LLP for professional services rendered for the financial statement review for the Quarterly Report on Form 10-Q for the first quarter of 2002 were $5,000.

The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2003 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for the three quarters of 2003 were $143,500. For the audit of our financial statements for the fiscal year ended December 31, 2002 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for the second and third quarter of 2002, the aggregate fees were $115,000.

Audit-Related Fees

The aggregate fees billed by Ernst & Young LLP for services related to the Secondary Stock Offering in October 2003 were $53,000. The aggregate fees billed by Arthur Andersen LLP for services related to the Secondary Stock Offering in April 2002 were $111,300.

Tax Fees

The aggregate fees billed by Ernst & Young LLP for tax-related services rendered to us were $25,000 and $52,900 for the fiscal years ended December 31, 2003 and 2002, respectively.

All Other Fees

A miscellaneous amount of $3,000 was paid for access to other accounting and auditing updates and $869 for consultation regarding interpretations by regulatory or standard setting bodies in 2003. No other fees were paid to Ernst & Young LLP in 2002.

The Audit Committee has considered whether the provision of the services by Ernst and Young LLP, as described above in “All Other Fees,” is compatible with maintaining auditor independence.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires advance approval of all audit fees, audit-related fees, tax services and other services performed by our independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. The Audit Committee has delegated to the Chairman of the Audit Committee authority to approve permitted services provided that the Chairman reports any decisions to the Committee at its next scheduled meeting.

SOLICITATION OF PROXIES

The accompanying proxy is being solicited on behalf of our Board of Directors. The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by us. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by our directors, officers and employees. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and we may reimburse them for reasonable out-of-pocket expenses incurred by them in connection theretwith.

TUESDAY MORNING CORPORATION

Loren K. Jensen
Secretary

Appendix A

TUESDAY MORNING CORPORATION

AUDIT COMMITTEE CHARTER

Purpose

The primary purpose of the Audit Committee (the “Committee”) is to assist the Board of Directors (the “Board”) in fulfilling its responsibility to oversee the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent accountant’s qualifications and independence, and the performance of the Company’s internal audit function and independent accountant. The Committee shall provide a forum for communication among the independent accountant, management, the internal auditing department, and the Board. The Committee shall make regular reports to the Board and shall prepare the report required by the rules and regulations of the Securities and Exchange Commission (“SEC Rules”) to be included in the Company’s annual proxy statement.

In discharging its duties and responsibilities, the Committee is authorized to investigate any matter within the scope of its duties and responsibilities or as otherwise delegated by the Board, with full access to all books, records, facilities and personnel of the Company, and with the authority to retain outside counsel or other experts and advisors as it deems necessary.

This Charter will be reviewed and reassessed by the Committee and approved by the Board of Directors (Board) at least annually.

Composition and Membership

1.                The Committee will be comprised of not less than three Board members.

2.                The Board appoints Committee members and appoints a Committee Chairman from among those members. Each Committee member shall serve at the pleasure of the Board for such term as the Board may decide or until such Committee member is no longer a Board member.

3.                Each Committee member shall meet the independence criteria of (1) the rules of NASDAQ, as such requirements are interpreted by the Board in its business judgment and as established by the Board or an appropriate committee of the Board, and (2) Section 301 of the Sarbanes-Oxley Act of 2002 and all rules promulgated thereunder by the Securities and Exchange Commission.

4.                Each Committee member shall be financially literate. Additionally, at least one member of the Committee shall have accounting or related financial management expertise and that member or another member of the Committee shall have sufficient education and experience to have acquired the attributes necessary to meet the criteria of an audit committee financial expert. The Board determines, in its business judgment, whether each member is financially literate and whether at least one member had the requisite accounting or financial management expertise and whether that member or another member of the Committee has sufficient education and experience to meet the audit committee financial expert criteria.

5.                No Committee member shall simultaneously serve on the audit committee of more than three public companies (including the Company) unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Committee. The Company shall disclose any such determination in its proxy statement relating to the Company’s annual meeting of stockholders.

6.                The Committee may delegate any of its functions to a subcommittee or to the Chairman.

Meetings

The Committee shall meet as often as it determines appropriate, but not less frequently than quarterly. The Committee shall meet in separate executive sessions as appropriate with management, the internal auditors and the independent accountant. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent accountant, or any other persons whose presence the Committee believes to be necessary or appropriate, to attend a meeting of the Committee or to meet with any members of, or advisors to, the Committee.

Experts and Advisors

The Committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company’s regular counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent accountant for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

Duties and Responsibilities

The Committee is responsible for overseeing the Company’s financial reporting process on behalf of the Board. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the appropriateness of the accounting and reporting policies that are used by the Company. The independent accountants are responsible for auditing the Company’s financial statements and for reviewing the Company’s interim financial statements.

In carrying out its responsibilities, the Committee will be responsible for the oversight of the independent accountants, the internal audit function, the financial reporting process, and the requirements surrounding legal and regulatory compliance, as described below.

1.                Independent Accountants

The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of the accounting firm employed by the Company for the purpose of preparing or issuing an audit report or related work (the “independent accountants”). The independent accountants are ultimately accountable to the Board of Directors and the Audit Committee and shall report directly to the Audit Committee. In carrying out its responsibilities, the Audit Committee shall:

•        have the sole authority and responsibility to retain, evaluate, and, where appropriate, replace the independent accountants (subject, if applicable, to stockholder approval or ratification), including the authority to pre-approve all audit and non-audit services to be provided by the independent accountants and the related fees;

•        at least annually, obtain and review a report by the independent accountants regarding the independent accountants’ internal controls and independence, including a description of (i) the independent accountants’ internal quality-control procedures; and (ii) any material issues raised by the most recent internal quality-control review,  peer review of the accounting firm (or similar procedures as prescribed by the PCAOB), or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the accounting firm, and any steps taken to deal with any such issues;

•        in order to assess the independent accountants’ independence, at least annually, obtain and review a formal written statement by the independent accountants delineating all relationships between the independent accountants and the Company;

•        actively engage in a dialogue with the independent accountants with respect to any disclosed relationships between the independent accountants and the Company or services that may impact the objectivity and independence of the independent accountants;

•        oversee resolution of disagreements between management and the independent accountants regarding financial reporting;

•        at least annually, evaluate, and report to the full Board of Directors on, the performance, qualifications and independence of the Company’s independent accountants and the lead partner for the Company’s account, including a review and evaluation of the lead partner’s rotation schedule;

•        shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent accountant, subject to the de minimus exceptions for non-audit services in accordance with Section 10A(i)(1)(b) of the Exchange Act which are approved by the Committee prior to the completion of the audit. Approval by the Committee of a non-audit service shall be disclosed in the reports filed by the Company with the SEC or otherwise as required by law and SEC Rules. Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company’s engagement of the independent accountant; and

•        review and discuss with the independent accountants the plans for, and the scope of, the annual audit and other examinations, including the adequacy of staffing and compensation.

2.                Internal Audit

The internal audit function shall report jointly to the Chairman of the Committee and the Chief Executive Officer of the Corporation. In carrying out its responsibilities with respect to oversight of the Company’s internal audit function, the Audit Committee shall:

•        review and approve the proposed scope and plan of the work to be done by the Company’s internal audit group, the coordination of such plans with the independent accountants, and the budget and staffing of the Company’s internal audit function:

•        review with the independent accountants the responsibilities, budget and staffing of the Company’s internal audit function;

•        review and discuss with management, the independent accountants and the Company’s internal audit group (i) the adequacy and effectiveness of the Company’s system of internal controls, including management’s assessment thereof, and (ii) related recommendations of the independent accountants and management responses; and

•        assure that appropriate procedures are established for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

3.                Financial Reporting

In carrying out its responsibilities with respect to oversight of the Company’s financial reporting, the Audit Committee shall:

•        review and discuss with management and the independent accountants the Company’s annual audited financial statements and related Form 10-K and quarterly financial statements and related Form 10-Q, including a discussion of the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”  For the purpose of reviewing the quarterly financial statements and related Form 10-Q, the chairman or designee of the Committee may represent the entire Committee;

•        review the scope and results of the independent accountants’ audit of the Company’s annual financial statements, accompanying footnotes and its report thereon, including any significant changes required in the independent accountants’ audit plans;

•        discuss with the independent accountants the matters required to be discussed by Statement on Auditing Standards Nos. 61 and 71, as modified by Statement on Auditing Standards No. 90 and as may be further modified;

•        review and discuss with management and the independent accountants major issues regarding accounting principles and financial statement presentations, including matters such as (i) the selection, application and disclosure of critical accounting policies; (ii) major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies; (iii) the effects of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and (iv) other significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including the effects of alternative treatments of financial information permitted within GAAP;

•        discuss earnings releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

•        review and discuss with management, the internal audit staff, and the independent accountants the Company’s policies with respect to risk assessment and risk management, as well as major risk exposures and the process used to manage those exposures that could have a material effect on the Company’s financial statements;

•        review and discuss related party transactions with management and the independent accountants;  and

•        periodically consult with the independent accountant, outside the presence of management, about internal controls and the quality of the corporation’s financial statements.

4.                Compliance with Legal and Regulatory Requirements

In carrying out its responsibilities with respect to oversight of the Company’s compliance with legal and regulatory requirements, the Audit Committee shall:

•        review with management, and any internal or external counsel as the Audit Committee considers appropriate, any legal matters (including the status of pending litigation) that may have a material impact on the Company and any material reports of inquiries from regulatory or governmental agencies

Appendix B

TUESDAY MORNING CORPORATION
2004 LONG-TERM EQUITY INCENTIVE PLAN

1)               Purpose.

This plan shall be known as the “Tuesday Morning Corporation 2004 Long-Term Equity Incentive Plan” (the “Plan”). The purpose of the Plan shall be to promote the long-term growth and profitability of Tuesday Morning Corporation (the “Company”) and its Subsidiaries by (a) providing certain directors (including Non-Employee Directors), officers and key employees of, and certain other key individuals who perform services for, the Company and/or its Subsidiaries (collectively, the “Eligible Participants”) with incentives to maximize stockholder value and otherwise contribute to the success of the Company and (b) enabling the Company to attract, retain and reward the best available persons for positions of substantial responsibility.

2)               Definitions.

a)               “Award Agreement” means a written agreement that sets forth the terms and conditions applicable to an award granted under the Plan.

b)              “Board of Directors” and “Board” mean the board of directors of the Company.

c)               “Cause” means the occurrence of one of the following events:

i)                  the commission of a felony or a crime involving moral turpitude or the commission of any other act or omission involving dishonesty, disloyalty or fraud with respect to the Company or any of its Subsidiaries;

ii)              conduct tending to bring the Company or any of its Subsidiaries into substantial public disgrace or disrepute;

iii)          substantial and repeated failure to perform duties properly assigned or as reasonably directed, as determined by the Company;

iv)            gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries; or

v)                breach of duty of loyalty to the Company or any of its Subsidiaries or other act of fraud or dishonesty with respect to the Company or any of its Subsidiaries.

d)              “Change in Control” means the occurrence of one of the following events:

i)                  if any “person” or “group” as those terms are used in Sections 13(d) and 14(d) of the Exchange Act, other than an Exempt Person, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

ii)              the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation (a) which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (b) by which the corporate existence of the Company is not affected and following which the Company’s chief executive officer and directors retain their positions with the Company (and constitute at least a majority of the Board); or

iii)          the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets, other than a sale to an Exempt Person.

e)               “Code” means the Internal Revenue Code of 1986, as amended.

f)                 “Committee” means (i) the Compensation Committee of the Board or (ii) the Board if the Board exercises its discretion and resolves to administer the Plan as authorized in Section 3. The membership of the Committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3 under the Exchange Act and section 162(m) of the Code.

g)               “Common Stock” means the common stock, par value $.01 per share, of the Company, and any other shares into which such stock may be changed by reason of a recapitalization, reorganization, merger, consolidation or any other change in the corporate structure or capital stock of the Company.

h)              “Company” shall have the meaning ascribed to that term in Section 1.

i)                 “Competition” means a Participant engaging in, or otherwise directly or indirectly being employed by or acting as a consultant or lender to, or being a director, officer, employee, principal, agent, stockholder, member, owner or partner of, or permitting his or her name to be used in connection with the activities of any other business or organization which competes, directly or indirectly, with the business of the Company as the same shall be constituted at any time during the period the Participant was employed by or affiliated with the Company.

j)                  “Disability” means a disability that would entitle an eligible participant to payment of monthly disability payments under a Company disability plan in which he or she participates or as otherwise determined by the Committee.

k)              “Eligible Participant” shall have the meaning ascribed to that term in Section 1.

l)                 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

m)          “Exempt Person” means (i) Madison Dearborn Capital Partners II, L.P., (ii) any person, entity or group controlling, controlled by or under common control with the entity named in clause (i), or (iii) any employee benefit plan of the Company or a trustee or other administrator or fiduciary holding securities under an employee benefit plan of the Company.

n)              “Exercise price” shall have the meaning ascribed to that term in Section 6(a).

o)              “Fair Market Value” means, with respect to the Common Stock:

i)                  the average of the closing prices of the sales of such security for the date the determination of “Fair Market Value” is being made on all securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices for the date the determination of “Fair Market Value” is being made on all such exchanges at the end of the day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, for the date the determination of “Fair Market Value” is being made or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day; or

ii)              with respect to any security which is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market for the entire 21-day averaging period specified above, the fair value of such security as reasonably determined by the Board in good faith.

p)              “Grantees” shall have the meaning ascribed to that term in Section 5.

q)              “Holder” means a person who has been granted an award under the Plan or any person who is entitled to receive Common Stock (and/or cash in the case of a Stock Appreciation Right) under an award under the Plan.

r)                “Incentive Stock Option” means an Option conforming to the requirements of section 422 of the Code and any successor thereto.

s)                “Non-Employee Director” has the meaning given to such term in Rule 16b-3 under the Exchange Act.

t)                 “Nonqualified Stock Option” means any Option other than an Incentive Stock Option.

u)              “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

v)               “Optionees” shall have the meaning ascribed to that term in Section 5.

w)            “Other Company Securities” mean securities of the Company other than Common Stock, which may include, without limitation, unbundled stock units or components thereof, debentures, preferred stock, warrants and securities convertible into or exchangeable for Common Stock or other property.

x)               “Participant” means a person who has been selected to receive an award or who has an outstanding award granted under the Plan.

y)               “Performance Awards” means a cash-based award, a Performance Stock Award or a Performance Unit Award granted to a Participant under the Plan pursuant to Section 9.

z)               “Performance cycle” shall have the meaning ascribed to that term in Section 9(a).

aa)         “Performance Goals” means one or more of the criteria described in Section 9(b) on which a Performance Award is based.

bb)       “Performance Stock Award” means an award granted to a Holder, as described in Section 9(a).

cc)         “Performance Unit Award” means an award granted to a Holder, as described in Section 9(a).

dd)       “Plan” shall have the meaning ascribed to that term in Section 1.

ee)         “Restricted Stock” means shares of restricted Common Stock issued or granted under the Plan pursuant to Section 8.

ff)             “Retirement” means retirement as defined under any Company pension plan or retirement program or termination of one’s employment on retirement with the approval of the Committee.

gg)         “Shares” shall have the meaning ascribed to that term in Section 4.

hh)       “Stock Appreciation Right” or “SAR” means any stock appreciation right granted pursuant to Section 7 of the Plan.

ii)             “Subsidiary” means a corporation or other entity of which outstanding shares or ownership interests representing 50% or more of the combined voting power of such corporation or other entity entitled to elect the management thereof, or such lesser percentage as may be approved by the Committee, are owned directly or indirectly by the Company.

3)               Administration.

The Plan shall be administered in the ordinary course of business by the Committee; provided that the Board may, in its full discretion and at any time resolve to administer the Plan, in which case the term “Committee” shall be deemed to mean the Board for all purposes herein. The Committee shall consist of at least two directors from the Board. Subject to the provisions of the Plan, the Committee shall be authorized to (a) select from Eligible Participants those persons who will participate in the Plan, (b) determine the form and substance of grants made under the Plan to each Participant, and the conditions and restrictions, if any, subject to which such grants will be made, (c) subject to the provisions of Section 17(b), modify the terms of grants made under the Plan, (d) interpret the Plan and grants made thereunder, and (e) make any adjustments necessary or desirable in connection with grants made under the Plan to Participants located outside the United States. Decisions of the Committee on all matters relating to the Plan shall be in the Committee’s sole discretion and shall be conclusive and binding on all parties. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto. No member of the Committee and no officer of the Company shall be liable for any action taken or omitted to be taken by such member, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for such person’s own willful misconduct or as expressly provided by statute.

The expenses of the Plan shall be borne by the Company. The Plan shall not be required to establish any special or separate fund or make any other segregation of assets to assume the payment of any award under the Plan, and rights to the payment of such awards shall be no greater than the rights of the Company’s general creditors.

4)               Dedicated Shares; Maximum Award.

The aggregate number of shares of Common Stock (the “Shares”) with respect to which awards may be granted under the Plan is 2,000,000. The Committee shall determine the appropriate methodology for calculating the number of shares of Common Stock issued pursuant to the Plan. The aggregate number of Shares with respect to which Incentive Stock Options may be granted under the Plan is 2,000,000. The aggregate number of Shares with respect to which Nonqualified Stock Options may be granted under the Plan is 2,000,000. The aggregate number of Shares with respect to which Stock Appreciation Rights may be granted under the Plan is 2,000,000. The aggregate number of Shares with respect to which Restricted Stock awards may be granted under the Plan shall not exceed 400,000, subject to the limitation set forth in the last sentence of this paragraph. The aggregate number of Shares with respect to which Performance Stock Awards may be granted under the Plan shall not exceed 400,000, subject to the limitation set forth in the last sentence of this paragraph. Notwithstanding any other provision of the Plan to the contrary, the number of Shares the Committee may award under the Plan as Restricted Stock and Performance Stock Awards shall not exceed in the aggregate 400,000.

The maximum number of shares of Common Stock with respect to which Incentive Stock Options may be granted to an Employee during a calendar year is 100,000. The maximum number of shares of Common Stock with respect to which Nonqualified Stock Options may be granted to an Employee during a calendar year is 1,000,000. The maximum number of shares of Common Stock with respect to which Stock Appreciation Rights may be granted to an Employee during a calendar year is 1,000,000. The maximum number of shares of Common Stock with respect to which Restricted Stock Awards may be granted to an Employee during a calendar year is 100,000. The maximum amount with respect to which Performance Unit Awards may be granted to an Employee during a calendar year may not exceed in value the Fair Market Value of 100,000 shares of Common Stock determined as of the date of grant. The maximum number of shares of Common Stock with respect to which Performance Stock

Awards may be granted to an Employee during a calendar year is 100,000. The maximum aggregate amount with respect to which specific dollar-value awards may be awarded or credited to an Employee during a calendar year may not exceed in value $3,000,000 determined as of the date of grant. The maximum aggregate amount with respect to which Performance Unit Awards may be awarded or credited to an Employee during a calendar year may not exceed in value $3,000,000 determined as of the date of grant. Such Shares may be treasury shares or authorized but unissued shares. The number of Shares stated in this Section 4 shall be subject to adjustment in accordance with the provisions of Section 15. If any outstanding award expires or terminates for any reason, is settled in cash in lieu of Shares or any award is surrendered, the Shares allocable to the unexercised portion of that award may again be subject to an award granted under the Plan unless, in the case of Options granted under the Plan, SARs granted in tandem with Options are exercised. If Shares are withheld from payment of an award to satisfy tax obligations with respect to the award, such Shares will not count against the aggregate number of Shares with respect to which awards may be granted under the Plan.

5)               Participation.

Participation in the Plan shall be limited to those Eligible Participants selected by the Committee (including Eligible Participants located outside the United States). Nothing in the Plan or in any grant thereunder shall confer any right on a Participant to continue in the employ of or the performance of services for the Company or any Subsidiary or shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of, or performance of services by, a Participant at any time. By accepting any award under the Plan, each Participant and each person claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

Incentive Stock Options, Nonqualified Stock Options, SAR’s , alone or in tandem with Options, Restricted Stock awards, Performance Awards, or any combination thereof, may be granted to Eligible Participants and for such number of Shares as the Committee shall determine (such individuals to whom grants are made being sometimes herein called “optionees” or “grantees,” as the case may be). Determinations made by the Committee under the Plan need not be uniform and may be made selectively among Eligible Participants under the Plan, whether or not such individuals are similarly situated. A grant of any type made hereunder in any one year to an Eligible Participant shall neither guarantee nor preclude a further grant of that or any other type to such Eligible Participant in that year or subsequent years.

6)               Options.

The Committee, at any time, and from time to time, may grant Incentive Stock Options, Nonqualified Stock Options, or any combination thereof, under the Plan to Eligible Participants, in such amounts and upon such terms as the Committee determines; provided that the Committee may grant Incentive Stock Options only to key employees of the Company or its subsidiaries (as defined for this purpose in section 424(f) of the Code). The Options granted shall take such form as the Committee shall determine, subject to the following terms and conditions.

It is the Company’s intent that Nonqualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that Incentive Stock Options be consistent with and contain or be deemed to contain all provisions required under section 422 of the Code and any successor thereto, and that any ambiguities in construction be interpreted in order to effectuate such intent. If an Incentive Stock Option granted under the Plan does not qualify as such for any reason, then to the extent of such nonqualification, the stock option represented thereby shall be regarded as a Nonqualified Stock

Option duly granted under the Plan, provided that such stock option otherwise meets the Plan’s requirements for Nonqualified Stock Options.

a)               Price.   Subject to the provisions of Section 17(b), the price per Share deliverable upon the exercise of each Option (“exercise price”) shall be established by the Committee, except that in the case of the grant of any Incentive Stock Option, the exercise price may not be less than 100% of the Fair Market Value of a share of Common Stock as of the date of grant of the Option, and in the case of the grant of any Incentive Stock Option to an employee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the exercise price may not be less than 110% of the Fair Market Value of a share of Common Stock as of the date of grant of the Option, in each case unless otherwise permitted by section 422 of the Code.

b)              Payment.   Options may be exercised, in whole or in part, upon payment of the exercise price for the Shares to be acquired. Unless otherwise determined by the Committee, payment shall be made (i) in cash (including check, bank draft or money order), (ii) by delivery of outstanding shares of Common Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price payable with respect to the Options being exercised, (iii) by simultaneous sale through a broker reasonably acceptable to the Committee of Shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board, or (iv) in any other form of payment that is acceptable to the Committee.

In the event a Holder elects to pay the exercise price payable with respect to an Option pursuant to clause (ii) above, (i) only a whole number of share(s) of Common Stock (and not fractional shares of Common Stock) may be tendered in payment, (ii) such Holder must present evidence acceptable to the Company that he or she has owned any such shares of Common Stock tendered in payment of the exercise price (and that such tendered shares of Common Stock have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise, and (iii) such Common Stock must be delivered to the Company. Delivery for this purpose may, at the election of the Holder, be made either by (i) physical delivery of the certificate(s) for all such shares of Common Stock tendered in payment of the price, accompanied by duly executed instruments of transfer in a form acceptable to the Company, or (ii) direction to the Holder’s broker to transfer, by book entry, such shares of Common Stock from a brokerage account of the Holder to a brokerage account specified by the Company. When payment of the exercise price is made by delivery of Common Stock, the difference, if any, between the aggregate exercise price payable with respect to the Option being exercised and the Fair Market Value of the share(s) of Common Stock tendered in payment (plus any applicable taxes) shall be paid in cash. No Holder may tender shares of Common Stock having a Fair Market Value exceeding the aggregate exercise price payable with respect to the Option being exercised (plus any applicable taxes).

c)               Terms of Options.   The term during which each Option may be exercised shall be determined by the Committee, but, except as otherwise provided herein, in no event shall an Option be exercisable in whole or in part, in the case of a Nonqualified Stock Option or an Incentive Stock Option (other than as described below), more than ten years from the date it is granted or, in the case of an Incentive Stock Option granted to an employee who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, if required by the Code, more than five years from the date it is granted. All rights to purchase Shares pursuant to an Option shall, unless sooner terminated, expire at the date designated by the Committee. The Committee shall determine the date on which each Option shall become exercisable and may provide that an Option shall become exercisable in installments. The Shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirements as may be designated by the Committee. Unless otherwise provided herein or in the terms of the related grant, an Optionee may exercise an Option only if he or she is, and has continuously since the date the Option was granted, been a director, officer or employee of or performed other services for the Company or a Subsidiary. Prior to the exercise of an Option and delivery of the Shares represented thereby, the Optionee shall have no rights as a stockholder with respect to any Shares covered by such outstanding Option (including any dividend or voting rights).

d)              Limitations on Grants.   If required by the Code, the aggregate Fair Market Value (determined as of the grant date) of Shares for which an Incentive Stock Option is exercisable for the first time during any calendar year under all equity incentive plans of the Company and its Subsidiaries (as defined in section 422 of the Code) may not exceed $100,000.

e)               Termination; Change in Control.

i)                  If a Participant ceases to be a director, officer or employee of, or to perform other services for, the Company and any Subsidiary due to death or Disability, (a) all of the Participant’s Options and SARs that were exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of, a period of one year from the date of such death or Disability, but in no event after the general expiration date of the Options or SARs; and (b) all of the Participant’s Options and SARs that were not exercisable on the date of such cessation shall be forfeited immediately upon such cessation. Notwithstanding the foregoing, if the Disability giving rise to the termination of employment is not within the meaning of section 422(e)(3) of the Code, Incentive Stock Options not exercised by such Participant within 90 days after the date of termination of employment will cease to qualify as Incentive Stock Options and will be treated as Nonqualified Stock Options under the Plan if required to be so treated under the Code.

ii)              If a Participant ceases to be a director, officer or employee of, or to perform other services for, the Company and any Subsidiary upon the occurrence of his or her Retirement, (a) all of the Participant’s Options and SARs that were exercisable on the date of Retirement shall remain exercisable for, and shall otherwise terminate at the end of, a period of up to three years after the date of Retirement, but in no event after (x) the general expiration date of the Options or SARs or (y) the day before the date the Participant begins engaging in Competition during such three-year period unless he or she receives written consent to do so from the Board or the Committee, and (b) all of the Participant’s Options and SARs that were not exercisable on the date of Retirement shall be forfeited immediately upon such Retirement. Notwithstanding the foregoing, Incentive Stock Options not exercised by such Participant within 90 days after Retirement will cease to qualify as Incentive Stock Options and will be treated as Nonqualified Stock Options under the Plan if required to be so treated under the Code.

iii)          If a Participant ceases to be a director, officer or employee of, or to perform other services for, the Company or a Subsidiary due to Cause, all of the Participant’s Options and SARs shall be forfeited immediately upon such cessation, whether or not then exercisable.

iv)            Unless otherwise determined by the Committee, if a Participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or a Subsidiary for any reason other than death, Disability, Retirement or Cause, (a) all of the Participant’s Options and SARs that were exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of, a period of up to 90-days after the date of such cessation, but in no event after (x) the general expiration date of the Options or SARs or (y) the day before the date the Participant begins engaging in

Competition during such 90-day period unless he or she receives written consent to do so from the Board or the Committee, and (b) all of the Participant’s Options and SARs that were not exercisable on the date of such cessation shall be forfeited immediately upon such cessation.

v)                If there is a Change in Control of the Company, all of the Participant’s Options and SARs shall become fully vested and exercisable immediately prior to such Change in Control and shall remain so until the expiration date of the Options and SARs.

7)               Stock Appreciation Rights.

The Committee, at any time, and from time to time, may grant Stock Appreciation Rights under the Plan to Eligible Participants, in such amounts and upon such terms as the Committee determines, either alone or to any optionee in tandem with Options (either at the time of grant of the related Option or thereafter by amendment to an outstanding Option). SARs shall be subject to such terms and conditions as the Committee may specify.

No SAR may be exercised unless the Fair Market Value of a share of Common Stock of the Company on the date of exercise exceeds the exercise price of the SAR or, in the case of SARs granted in tandem with Options, any Options to which the SARs correspond. Prior to the exercise of the SAR and delivery of the cash and/or Shares represented thereby, the Participant shall have no rights as a stockholder with respect to Shares covered by such outstanding SAR (including any dividend or voting rights).

SARs granted in tandem with Options shall be exercisable only when, to the extent and on the conditions that any related Option is exercisable. The exercise of an Option shall result in an immediate forfeiture of any related SAR to the extent the Option is exercised, and the exercise of a SAR shall cause an immediate forfeiture of any related Option to the extent the SAR is exercised.

Upon the exercise of an SAR, the Participant shall be entitled to a distribution in an amount equal to the difference between the Fair Market Value of a share of Common Stock on the date of exercise and the exercise price of the SAR or, in the case of SARs granted in tandem with Options, any Option to which the SAR is related, multiplied by the number of Shares as to which the SAR is exercised. The Committee shall decide whether such distribution shall be in cash, in Shares having a Fair Market Value equal to such amount, in Other Company Securities having a Fair Market Value equal to such amount or in a combination thereof.

All SARs will be exercised automatically on the last day prior to the expiration date of the SAR or, in the case of SARs granted in tandem with Options, any related Options so long as the Fair Market Value of a share of Common Stock on that date exceeds the exercise price of the SAR or any related Option, as applicable. A SAR granted in tandem with Options shall expire at the same time as any related Option expires and shall be transferable only when, and under the same conditions as, any related Option is transferable.

8)               Restricted Stock.

Subject to the limitations set forth in the Plan, the Committee, at any time, and from time to time, may grant Shares of restricted stock under the Plan to Eligible Participants, in such amounts and upon such terms as the Committee determines. Each grant of restricted stock shall specify the applicable restrictions on such Shares, the duration of such restrictions (which shall be at least six months except as otherwise provided in the third paragraph of this Section 8), and the time or times at which such restrictions shall lapse with respect to all or a specified number of Shares that are part of the grant.

The Participant will be required to pay the Company the aggregate par value of any Shares of restricted stock (or such larger amount as the Board may determine to constitute capital under Section 154 of the Delaware General Corporation Law, as amended) within ten days of the date of grant, unless such Shares of restricted stock are treasury shares. Unless otherwise determined by the Committee, certificates representing Shares of restricted stock granted under the Plan will be held in escrow by the Company on the Participant’s behalf during any period of restriction thereon and will bear an appropriate legend specifying the applicable restrictions thereon, and the Participant will be required to execute a blank stock power therefore. Except as otherwise provided by the Committee in the applicable Award Agreement, during such period of restriction the Participant shall have all of the rights of a holder of Common Stock, including but not limited to the rights to receive dividends and to vote. Further, except as otherwise provided by the Committee in the applicable Award Agreement, during such period of restriction any stock or other securities received as a distribution with respect to such Participant’s restricted stock shall be subject to the same restrictions as then in effect for the restricted stock.

Except as otherwise provided by the Committee in the applicable Award Agreement, immediately prior to a Change in Control or at such time as a Participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company and its Subsidiaries due to death, Disability or Retirement during any period of restriction, all restrictions on Shares granted to such Participant shall lapse. At such time as a Participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or its Subsidiaries for any other reason, all Shares of restricted stock granted to such Participant on which the restrictions have not lapsed shall be immediately forfeited to the Company.

9)               Performance Awards.

a)               Subject to the limitations set forth in the Plan, the Committee, at any time, and from time to time, may grant Performance Awards under the Plan to Eligible Participants, in such amounts and upon such terms as the Committee determines. Subject to the limitations set forth in the Plan, the Committee shall have complete discretion in determining the size and composition of Performance Awards so granted to a Participant and the appropriate period over which performance is to be measured (a “performance cycle”). Performance Awards may include (i) specific dollar-value target awards, (ii) Performance Unit Awards, the value of each such unit being determined by the Committee at the time of grant, and/or (iii) Performance Stock Awards, the value of each such award being equal to the Fair Market Value of a share of Common Stock on the date of grant. The Committee shall set Performance Goals in its discretion that, depending on the extent to which they are met, shall determine the value and/or number of shares of under the Performance Award that shall be paid out to the Holder.

b)              The amount of, the vesting and the transferability restrictions applicable to any Performance Award shall be based upon the attainment of such Performance Goals as the Committee may determine. A Performance Goal for a particular Performance Award must be established by the Committee prior to the earlier to occur of (a) 90 days after the commencement of the performance cycle to which the Performance Goal relates or (b) the lapse of 25 percent of the performance cycle, and in any event while the outcome is substantially uncertain. A Performance Goal must be based on objective criteria such that a third party having knowledge of the relevant facts could determine whether the goal is met. Such a Performance Goal may be based on one or more business criteria that apply to the Holder of the Performance Award, one or more business units of the Company, or the Company as a whole, with reference to one or more of the following:  earnings per share, earnings per share growth, total shareholder return, economic value added, cash return on capitalization, increased revenue, revenue ratios (per employee or per customer), net income, stock price, market share, return on equity, return on assets, return on capital, return on capital compared to cost of capital, return on capital employed, return on invested capital, shareholder value, net cash flow, operating income, earnings before interest, taxes and depreciation, cash flow, cash flow from operations, cost reductions, cost ratios (per employee or per customer), expense control, proceeds from dispositions, project completion time and budget goals, net cash flow before financing activities, customer growth, total market value, dividend payout, dividend growth, or such other objective criteria determined by the Committee. Performance Goals may also be based on performance relative to a peer group of companies. Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Performance Goals and Performance Awards, it is intended that the Plan will conform with the standards of section 162(m) of the Code and Treasury Regulations § 1.162-27(e)(2)(i), and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Awards made pursuant to the Plan shall be determined by the Committee. If the Committee imposes vesting or transferability restrictions on a recipient’s rights with respect to Performance Awards, the Committee may issue such instructions to the Company’s share transfer agent in connection therewith as it deems appropriate. The Committee may also cause the certificate for Shares issued pursuant to a Performance Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the Shares be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the Shares as counsel for the Company considers necessary or advisable to comply with applicable law.

Each Performance Award shall be evidenced by an Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

c)               Subject to the terms and conditions of the Plan and the applicable Award Agreement, each Holder of a Performance Stock Award shall have all the rights of a stockholder with respect to the Shares included in the award during any period in which such Shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such Shares, if unrestricted Shares of the same class have the right to vote. Subject to the terms and conditions of the Plan and the applicable Award Agreement, dividends paid with respect to Performance Stock Awards in cash or property other than Shares or rights to acquire Shares shall be paid to the Holder currently. Subject to the terms and conditions of the Plan and the applicable Award Agreement, dividends paid in Shares or rights to acquire Shares shall be added to and become a part of the Performance Stock Award. A Holder of a Performance Unit Award shall have no voting or other rights of a stockholder with respect to the Performance Unit Award.

d)              None of the Committee or the Board of the Company may increase the amount of compensation payable under a Performance Award. If the time at which a Performance Award will vest is accelerated for any reason, the number of Shares subject to the Performance Award shall be reduced pursuant to Department of Treasury Regulation section 1.162-27(e)(2)(iii) to reasonably reflect the time value of money.

e)               A recipient of a Performance Award must be an Eligible Participant at the end of the performance cycle in order to be entitled to payment of a Performance Award issued in respect of such cycle

10)        Withholding Taxes.

The Company or any Subsidiary shall be entitled to deduct from other compensation payable to each Holder any sums required by federal, state or local tax law to be withheld with respect to the vesting or exercise of an award granted under the Plan or lapse of restrictions on an award granted under the Plan. In the alternative, the Company may require the Holder (or other person validly exercising the award) to pay such sums for taxes directly to the Company or any Subsidiary in cash or by check within ten days after the date of vesting, exercise or lapse of restrictions. In the discretion of the Committee, the Company may reduce the number of shares of Common Stock issued to the Holder upon such Holder’s exercise of an Option or other award to satisfy the tax withholding obligations of the Company or a Subsidiary; provided that the Fair Market Value of the shares of Common Stock held back shall not exceed the Company’s or the Affiliate’s minimum statutory withholding tax obligations. The Committee may, in its discretion, permit a Holder to satisfy any minimum tax withholding obligations arising upon the vesting of Restricted Stock by delivering to the Holder of the Restricted Stock Award a reduced number of shares of Common Stock in the manner specified herein. If permitted by the Committee and acceptable to the Holder, at the time of vesting of shares of Restricted Stock, the Company shall (a) calculate the amount of the Company’s or a Subsidiary’s minimum statutory tax withholding obligation on the assumption that all such shares of vested Restricted Stock are made available for delivery, (b) reduce the number of such shares of Common Stock made available for delivery so that the Fair Market Value of the shares of Common Stock withheld on the vesting date approximates the minimum amount of tax the Company or an Affiliate is obliged to withhold and (c) in lieu of the withheld shares of Common Stock, remit cash to the United States Treasury and other applicable governmental authorities, on behalf of the Holder, in the amount of the minimum withholding tax due. The Company shall withhold only whole shares of Common Stock to satisfy its minimum withholding obligation. Where the Fair Market Value of the withheld shares of Common Stock does not equal the Company’s minimum withholding tax obligation, the Company shall withhold shares of Common Stock with a Fair Market Value slightly less than the amount of its minimum withholding obligation and the Holder must satisfy the remaining minimum withholding obligation in some other manner permitted under this Section 10. The withheld shares of Common Stock not made available for delivery by the Company shall be retained as treasury shares or will be cancelled and, in either case, the Holder’s right, title and interest in such shares of Common Stock shall terminate. The Company shall have no obligation upon vesting or exercise of any award or lapse of restrictions on Restricted Stock until the Company or an Affiliate has received payment sufficient to cover all minimum tax withholding amounts due with respect to that vesting, exercise or lapse of restrictions. Neither the Company nor any Affiliate shall be obligated to advise a Holder of the existence of the tax or the amount which it will be required to withhold.

11)        Written Agreement; Vesting.

Each Eligible Participant to whom a grant is made under the Plan shall enter into a written Award Agreement with the Company that shall contain such provisions, including without limitation, vesting requirements, consistent with the provisions of the Plan, as may be approved by the Committee. Unless the Committee determines otherwise and except as otherwise provided in Sections 6, 7, 8 and 9 in connection with a Change of Control or certain occurrences of termination, no grant under the Plan may be exercised, and no restrictions relating thereto may lapse, within six months of the date such grant is made.

12)        Transferability.

Unless the Committee determines otherwise, no Option, SAR, performance award, or restricted stock granted under the Plan shall be transferable by a Participant otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code. Unless the Committee determines otherwise, an Option, SAR or performance award may be exercised only by the optionee or grantee thereof or his guardian or legal representative; provided that Incentive Stock Options may be exercised by such guardian or legal representative only if permitted by the Code and any regulations promulgated thereunder.

13)        Listing, Registration and Qualification.

If the Committee determines that the listing, registration or qualification upon any securities exchange or under any law of Shares subject to any Option, SAR, performance award or restricted stock grant is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of Shares thereunder, no such Option or SAR may be exercised in whole or in part, no such performance award may be paid out and no Shares may be issued with respect to a Restricted Stock award unless such listing, registration or qualification is effected free of any conditions not acceptable to the Committee.

14)        Transfer of Employee.

The transfer of an employee from the Company to a Subsidiary, from a Subsidiary to the Company, or from one Subsidiary to another shall not be considered a termination of employment; nor shall it be considered a termination of employment if an employee is placed on military or sick leave or such other leave of absence which is considered by the Committee as continuing intact the employment relationship.

15)        Adjustments.

In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustment as it deems appropriate in the number and kind of Shares or other property reserved for issuance under the Plan, in the number and kind of Shares or other property covered by grants previously made under the Plan, and in the exercise price of outstanding Options and SARs. Any such adjustment shall be final, conclusive and binding for all purposes of the Plan. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation or in which a Change in Control is to occur, all of the Company’s obligations regarding Options, SARs, performance awards, and restricted stock that were granted hereunder and that are outstanding on the date of such event shall, on such terms as may be approved by the Committee prior to such event, be assumed by the surviving or continuing corporation or canceled in exchange for property (including cash).

Without limitation of the foregoing, in connection with any transaction of the type specified by clause (iii) of the definition of a Change in Control in Section 2(d), the Committee may, in its discretion, (a) cancel any or all outstanding Options under the Plan in consideration for payment to the holders thereof of an amount equal to the portion of the consideration that would have been payable to such holders pursuant to such transaction if their Options had been fully exercised immediately prior to such transaction, less the aggregate exercise price that would have been payable therefore, or (b) if the amount that would have been payable to the Option holders pursuant to such transaction if their Options had been fully exercised immediately prior thereto would be less than the aggregate exercise price that would have been payable therefore, cancel any or all such Options for no consideration or payment of any kind. Payment of any amount payable pursuant to the preceding sentence may be made in cash or, in the event that the consideration to be received in such transaction includes securities or other property, in cash and/or securities or other property in the Committee’s discretion.

16)        Termination and Modification of the Plan.

The Board of Directors, without  approval of the stockholders, may modify or terminate the Plan, except that no modification shall become effective without prior approval of the stockholders of the Company if stockholder approval would be required for continued compliance with the performance-

based compensation exception of section 162(m) of the Code or any listing requirement of the principal stock exchange on which the Common Stock is then listed, and no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule; provided, however, that the Board shall have the power to make such changes in the Plan or in any outstanding award as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Option granted pursuant to the Plan to qualify as an incentive stock option under section 422 of the Code, and the regulations which may be issued thereunder as in existence from time to time.

17)        Amendment or Substitution of Awards under the Plan.

a)               The terms of any outstanding award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate and that is consistent with the terms of the Plan (including, but not limited to, acceleration of the date of exercise of any award and/or payments thereunder or of the date of lapse of restrictions on Shares); provided that, (i) no such amendment shall be inconsistent with the terms of Section 9(d) and (ii) except as otherwise provided in Section 15, no such amendment shall adversely affect in a material manner any right of a Participant under the award without his or her written consent. The Committee may, in its discretion, permit holders of awards under the Plan to surrender outstanding awards in order to exercise or realize rights under other awards, or in exchange for the grant of new awards, or require holders of awards to surrender outstanding awards as a condition precedent to the grant of new awards under the Plan.

b)              The Board or Committee, at any time and from time to time, may alter or modify any Award Agreement in whole or in part; provided, however, that except as provided in Section 15 and without the further approval of the holders of at least a majority of the outstanding shares of voting stock of the Company, or if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of stockholder approval for this action, without the degree of stockholder approval thus required, neither the Board nor the Committee may (a) change the aggregate number of shares of Common Stock which may be issued under awards pursuant to the provisions of the Plan; (b) reduce the exercise price permitted for the Incentive Stock Options; (c) extend the term during which an Incentive Stock Option may be exercised or the termination date of the Plan; (d) change the class of employees eligible to receive Incentive Stock Options or (e) directly or indirectly lower the exercise price of a previously granted Option or the grant price of a previously granted SAR.

18)        Commencement Date;Termination Date.

The date of commencement of the Plan shall be May 18, 2004, subject to approval by the shareholders of the Company. Unless previously terminated upon the adoption of a resolution of the Board terminating the Plan, the Plan shall terminate at the close of business on May 17, 2014; provided that the Board may, prior to such termination, extend the term of the Plan for up to five years for the grant of awards other than Incentive Stock Options. No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his consent, under any grant of Options, SARs, Restricted Stock awards, performance awards, or other incentives theretofore granted under the Plan. The applicable provisions of the Plan will continue in effect with respect to an award granted under the Plan for as long as such award remains outstanding.

19)        Governing Law.

The Plan shall be governed by the corporate laws of the State of Delaware, without giving effect to any choice of law provisions.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Tuesday Morning Corporation

The undersigned hereby appoints Benjamin D. Chereskin, Kathleen Mason and Loren K. Jensen, and each of them, proxies or proxy with full power of substitution and revocation as to each of them, to represent and vote, as designated on the other side, all the shares of stock of Tuesday Morning Corporation standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held May 18, 2004 or any adjournment or postponement thereof. Receipt of the proxy statement dated April 20, 2004 is acknowledged.

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

^   FOLD AND DETACH HERE   ^

YOUR VOTE IS IMPORTANT!

Whether or not you plan to attend the Annual Meeting and regardless of the number of shares you own, please date, sign and return the enclosed proxy card in the enclosed envelope (which requires no postage if mailed in the United States).

PLEASE VOTE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

The Board of Directors recommends a vote FOR Items 1 and Item 2.

				FOR	AGAINST	ABSTAIN
1. Election of Directors Nominees: 01 Benjamin D. Chereskin 02 Kathleen Mason 03 William J. Hunckler, III 04 Robin P. Selati 05 Sally Frame Kasaks 06 Henry F. Frigon 07 Giles H. Bateman	FOR all nominees listed to the left (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed to the left	2. Approval of the Tuesday Morning Corporation 2004 Long term Equity Incentive Plan	☐	☐	☐
	☐	☐

WITHHELD FOR: (Write that nominee’s name on
the space provided below.)

Signature_________________________	Signature____________________________	Date___________
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

^   FOLD AND DETACH HERE   ^

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Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

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Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

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